UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2006

GENTA INCORPORATED

(Exact Name of Registrant
as Specified in Its Charter)

	Delaware (State or Other Jurisdictionw of Incorporation)
0-19635 (Commission File Number)		33-0326866 (IRS Employer Identification No.)
Two Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)
	(908) 286-9800
	(Registrant’s Telephone Number, Including Area Code)
	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 27, 2006, Genta Incorporated, a Delaware corporation (the ‘‘Company’’), entered into an employment agreement with Dr. Loretta Itri, President, Pharmaceutical Development. The term of the employment agreement is from March 28, 2006 through March 27, 2009 with an automatic renewal period for additional indefinite one-year periods provided that either party does not provide six-month notice that it is not electing to extend the term. The employment agreement includes a base annual salary of $445,200, an annual bonus of between 0% and 50% dependent on the extent that Dr. Itri attains goals and objectives during the year and an initial option grant of 500,000 shares of the Company’s common stock.

A copy of the Agreement will be filed as an exhibit to the Company’s upcoming Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date:	August 2, 2006	By:	/s/ RICHARD J. MORAN
			Name:	Richard J. Moran
			Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary